Annual Report

October 31, 2000


Foreign Equity Fund

T. Rowe Price, Invest With Confidence (registered trademark)


Annual Report

October 31, 2000

Foreign Equity Fund


Dear Investor

International stocks declined during the six months ended October 31, 2000. During the first half of your fund's fiscal year, Internet-related telecom, media, and technology stocks rose sharply. Leadership changed in the second half as a severe correction hit these sectors, while the more defensive consumer staple, pharmaceutical, and banking stocks, which had stumbled in the first half, found their footing. The recovery in defensive issues, however, failed to compensate for the steep decline in tech stocks.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 10/31/00                     6 Months            12 Months

     Foreign Equity Fund                         -10.22%                2.45%

     MSCI EAFE Index                              -8.89                -2.66

     Lipper International
     Funds Average                               -10.00                 2.70

     Fund performance during the past six months trailed the MSCI EAFE Index and was roughly in line with the Lipper average for similar funds. The fund's focus on telecom, media, and technology stocks, and its lower exposure to recovering defensive shares, hurt relative results. However, for the 12-month period, the media and technology sectors boosted results versus the index although the return lagged the Lipper average. The portfolio's telecom, banking, and technology hardware holdings, as well as an underweighted position in Japan and an overweighted exposure to Latin America, also lifted performance over the fund's fiscal year.

     Investors had driven telecom, media, and technology stocks higher in 1999 and early 2000 on the expectation that their potential for powerful growth could be sustained. However, signs of moderating demand, profit warnings, and abundant new issuance finally weighed on these sectors and pushed share prices down to more realistic levels. Investors began to focus on established companies whose shares had been beaten down, including food producers, pharmaceuticals, and banks.

     Broader concerns weighing on the equities markets included slower economic growth, high oil prices, and euro weakness. Economic growth eased in Europe, while in Japan the consumer sector remained weak and rising bankruptcies failed to alleviate concerns about unemployment. Economic growth in the rest of Asia was strong, although recurring worries about financial stability plagued some emerging markets.


PORTFOLIO REVIEW

     At the end of October, Europe represented 64% of net assets, up from 59% in April. Within Europe, the U.K. remained the largest country exposure at 22% of net assets. We had 18% invested in Japan, down slightly from 20% in April. In the Far East, the weighting fell from 8% to 5%, while in Latin America 4% of the portfolio was split between Mexico and Brazil. The fund is underweighted in Europe and Japan relative to the MSCI EAFE Index, and overweighted in the Far East and Latin America. The changes in regional allocations resulted from differences in local performance, as well as from sales of stocks that had risen sharply and which we felt were unlikely to make further gains. Purchases included banks with strong market positions and restructuring potential, and stocks in commercial services. We also added to selected technology and media stocks with valuable assets that we thought were oversold. We reduced positions in technology and some media and service holdings that had soared.

Geographic Diversification
--------------------------------------------------------------------------------

Europe    Japan      Other and Reserves       Far East       Latin America

64        18         9                        5              4

Based on net assets as of 10/31/00.


     Europe

     Sharp declines in major telecom, media, and technology stocks and the weakness of the euro impeded stock market performance in Europe. The telecoms hurt markets in Germany and France, while large telecom handset and equipment stocks Nokia and LM Ericsson had a serious impact on Finnish and Swedish markets. On the other hand, Switzerland held up better because telecom stocks are an insignificant part of the Swiss market.

     Market Performance
     ---------------------------------------------------------------------------

     Six Months                        Local      Local Currency            U.S.
     Ended 10/31/00                 Currency     vs. U.S. Dollar         Dollars
     ---------------------------------------------------------------------------

     Australia                         6.06%             -11.20%         -5.82%

     France                            0.66                -6.99          -6.37

     Germany                          -5.58                -6.98         -12.18

     Hong Kong                       -11.74                -0.13         -11.85

     Italy                             9.53                -6.98           1.88

     Japan                           -13.51                -1.02         -14.39

     Mexico                           -0.67                -1.87          -2.53

     Netherlands                       6.37                -6.98          -1.06

     Singapore                       -10.17                -2.73         -12.63

     Sweden                          -18.52               -10.65         -27.19

     Switzerland                       7.27                -4.32           2.65

     United Kingdom                    4.74                -7.20          -2.81

     Source: RIMES Online, using MSCI indices.


     * Telecoms European governments began to auction off the spectrum that telecom operators need to provide third-generation, Internet-compatible mobile telephone services. In the U.K., companies paid unexpectedly high prices, and more licenses than expected were sold in Germany at generally steep prices. Telecom stocks such as British Telecom and Deutsche Telekom fell as investors worried about the high costs for services that will not be rolled out until 2002, with more players than expected in the important German market. In addition, there were fears that until the new services are launched, mobile telecom growth may slow because European penetration is already around 50%. At the end of the period, the withdrawal of one bidder from Italy's auction resulted in lower-than-expected prices. Relief over this development, the conclusion of the largest license auctions, and the low level of telecom stock prices stimulated a modest recovery. Diversified telecoms performed significantly worse than mobile telecoms because earnings from traditional fixed-line services have fallen. Mobile telecoms, including Vodafone Group and Telecom Italia Mobile, performed far better.

     * Technology The challenges to telecom company growth and profitability have direct implications for technology hardware companies that have benefited from strong demand. Mobile handset suppliers, component manufacturers, and equipment and infrastructure producers declined after extended periods of extraordinary gains. Despite increasing its market share, world leading handset manufacturer Nokia, our second-largest holding, fell as investors worried about future growth prospects. Results of the handset businesses at LM Ericsson and Philips Electronics were disappointing, and news from other players in the market also indicated that demand for handsets was healthy but softening. A weaker outlook for handsets and reports of poor PC sales in Europe hurt businesses that produce components, such as semiconductors. European semiconductor equipment manufacturer ASM Lithography, specialized semiconductor producer STMicroelectronics, and Philips (which has a major semiconductor business) all fell. Despite excellent results and full order books, disappointments from technology companies such as Intel in the U.S. adversely affected their performance. Optical network equipment producers such as Alcatel performed better, but as the broader sector fell they also slipped lower. Although Europe's technology hardware industry slumped over the recent six months, over the 12-month period it achieved a stunning return approached only by that of the media sector. Earnings growth of technology companies remained far superior to those of companies in other sectors.

     * Media The media industry performed poorly during the past six months, but 12-month returns were superior. Hopes faded that media companies could accelerate earnings by providing advertising space and program content to Internet portals and interactive TV. Signs that European economic growth was slowing, contributing to weaker advertising spending, raised concerns. French broadcaster Societe Television Francaise 1 declined after a sharp rise. Dutch directory giant VNU, which owns Nielsen Research in the U.S., also gave back some earlier gains. WPP Group was weak until the end of the period largely due to initial concerns about its acquisition of U.S. advertising agency Y&R. U.K. publisher Reed International, which had performed poorly six months ago due to its lack of Internet services, rose strongly in the recent period. New management, progress migrating publications to the Web, and the proposed acquisition of U.S. company Harcourt all supported Reed's rise. Longer term, the liberalization of advertising in Europe and increasing demand for market research and entertainment media bode well for the sector.

     * Financials Financial companies continued to restructure and make acquisitions. Strong results lifted Royal Bank of Scotland Group, a major holding, which is reaping the benefits of restructuring and cost-cutting after last year's acquisition of U.K. bank NatWest. In Italy, banks Banca Intesa and UniCredito Italiano, as well as insurer Alleanza Assicurazioni, performed well. Banca Intesa has a new, highly regarded CEO and has gained full control of a large subsidiary, enabling the company to fully integrate its businesses, cut costs, and reap synergies. Other European banks also made acquisitions to strengthen their market positions and leverage their expertise. Finnish/Swedish group Nordic Baltic Holding-another strong performer-acquired Christiania Bank of Norway. Dutch banking and insurance group ING Groep acquired U.S. insurer Reliastar and Aetna's financial services businesses, giving it an inside track in U.S. life and annuity premiums. Fortis began to integrate its Dutch and Belgian businesses and announced the acquisition of a Dutch insurer. Both ING and Fortis performed strongly. Swiss bank UBS acquired U.S. financial services group PaineWebber for $12 billion, while Spanish banks Banco Santander Central Hispano and Banco Bilbao Vizcaya Argentaria acquired Mexican banks to extend their presence in the rapidly growing Latin American market.

     * Food and Beverage Unilever, Nestle, and Diageo rose as investors sought their more predictable defensive characteristics. U.K./Dutch Unilever acquired U.S. Bestfoods for $20 billion to create the world's second-largest food manufacturer. Increased demand from emerging markets together with cost-cutting and sales of noncore, lower-return businesses helped Nestle's earnings. U.K.'s Diageo announced plans to merge its food business, Pillsbury, with General Mills in the U.S. to form the largest listed U.S. food business and the world's fourth-largest food company. Diageo will focus on its higher-margin drinks and spirits businesses.

     Can the Euro Also Rise?
     ---------------------------------------------------------------------------

     Understanding why the euro has been weak helps explain why it should recover. Several factors have pushed the euro-the common currency for 11 countries in Continental Europe-down 27% since its launch on January 1, 1999. Chris Rothery, a portfolio manager at T. Rowe Price International
     (TRPI), thinks each of these factors could moderate or reverse in the next year.

     Capital flows into the U.S. have risen sharply in recent years as European companies acquired an unprecedented number of U.S. businesses and as Europeans invested in U.S. financial assets. Both trends are moderating, however. This year's weakness in the U.S. stock market has made investment here less attractive. "The Nasdaq bubble appears to have been pricked, which should also take some steam out of the dollar," says Rothery.

     The persistent strength of the U.S. economy has also hurt the euro, as it makes the U.S. a more attractive place to invest. But U.S. growth has showed signs of slowing recently, narrowing the advantage over European growth.

     Higher-yielding U.S. government bonds also lured investors. Recently, however, long-term U.S. rates have declined while those in the euro zone have remained stable.

     Since the euro's launch, oil prices have more than tripled, and Europe's demand for the dollars needed to pay for oil has surged. But oil prices are stabilizing and expected to trend lower.

     While the Federal Reserve is respected and well established, the European Central Bank (ECB) has less than two years' experience. ECB officials have aggravated investors' uncertainty by making confusing remarks. Lately, ECB officials have become more politically astute and are expected to make more careful statements.

     Though TRPI portfolio managers have been surprised by the extent of the euro's decline, they point out that markets often overshoot. It would be a mistake for U.S. investors to shun euro assets, says Rothery.

     John Ford, TRPI's chief investment officer, sees Europe at an earlier stage of the economic cycle than the U.S., with greater room for productivity improvement. "If we can get into a virtuous cycle, then investors can benefit from better economic performance, higher returns on capital, and a strong chance of currency appreciation to boot," Ford says.

     The Euro vs. the U.S. Dollar
     ---------------------------------------------------------------------------

         Px Last
         12/98

         1.1667
         1.1697
         1.1837
         1.1761
         1.1628
         1.1712
         1.1585
         1.1494
         1.1560
         1.1669
         1.1690
         1.1555
         1.1613
         1.1595
         1.1565
         1.1602
         1.1588
         1.1535
         1.1560
         1.1444
         1.1420
         1.1362
         1.1309
         1.1351
         1.1314
         1.1340
         1.1266
         1.1323
         1.1315
         1.1326
         1.1223
         1.1308
         1.1223
         1.1209
         1.1248
         1.1195
         1.1069
         1.1021
         1.1007
         1.1007
         1.1034
         1.1028
         1.0892
         1.0941
         1.0875
         1.0799
         1.0823
         1.0888
         1.0881
         1.0943
         1.1042
         1.0905
         1.0932
         1.0996
         1.1002
         1.0972
         1.0896
         1.0907
         1.0892
         1.0870
         1.0839
         1.0800
         1.0732
         1.0732


3/99     1.0762
         1.0795
         1.0786
         1.0712
         1.0830
         1.0775
         1.0742
         1.0797
         1.0804
         1.0782
         1.0802
         1.0713
         1.0705
         1.0660
         1.0625
         1.0584
         1.0646
         1.0599
         1.0590
         1.0662
         1.0620
         1.0608
         1.0570
         1.0567
         1.0630
         1.0762
         1.0792
         1.0757
         1.0782
         1.0712
         1.0646
         1.0656
         1.0659
         1.0671
         1.0674
         1.0662
         1.0623
         1.0584
         1.0607
         1.0624
         1.0443
         1.0423
         1.0429
         1.0420
         1.0448
         1.0359
         1.0324
         1.0377
         1.0328
         1.0466
         1.0466
         1.0482
         1.0519
         1.0423
         1.0426
         1.0308
         1.0343
         1.0397
         1.0347
         1.0325
         1.0337
         1.0412
         1.0430
         1.0331
         1.0319

6/99     1.0351
         1.0230
         1.0249
         1.0223
         1.0236
         1.0222
         1.0222
         1.0196
         1.0145
         1.0170
         1.0136
         1.0190
         1.0201
         1.0313
         1.0400
         1.0500
         1.0508
         1.0504
         1.0647
         1.0632
         1.0662
         1.0725
         1.0711
         1.0691
         1.0680
         1.0776
         1.0758
         1.0742
         1.0717
         1.0710
         1.0658
         1.0674
         1.0567
         1.0581
         1.0507
         1.0520
         1.0644
         1.0672
         1.0490
         1.0544
         1.0424
         1.0453
         1.0464
         1.0482
         1.0566
         1.0582
         1.0689
         1.0612
         1.0575
         1.0587
         1.0598
         1.0538
         1.0374
         1.0424
         1.0358
         1.0409
         1.0383
         1.0423
         1.0355
         1.0491
         1.0439
         1.0503
         1.0439
         1.0462
         1.0525
         1.0645

9/99     1.0684
         1.0725
         1.0737
         1.0737
         1.0687
         1.0717
         1.0632
         1.0638
         1.0772
         1.0806
         1.0776
         1.0894
         1.0812
         1.0825
         1.0749
         1.0802
         1.0690
         1.0675
         1.0592
         1.0518
         1.0511
         1.0549
         1.0513
         1.0527
         1.0489
         1.0375
         1.0421
         1.0383
         1.0403
         1.0447
         1.0405
         1.0318
         1.0332
         1.0302
         1.0416
         1.0296
         1.0300
         1.0321
         1.0279
         1.0185
         1.0179
         1.0171
         1.0103
         1.0093
         1.0086
         1.0013
         1.0017
         1.0228
         1.0254
         1.0278
         1.0214
         1.0134
         1.0144
         1.0057
         1.0071
         1.0170
         1.0087
         1.0133
         1.0085
         1.0093
         1.0156
         1.0110
         1.0132
         1.0070
         1.0051
         1.0086

12/99    1.0062
         1.0243
         1.0296
         1.0321
         1.0328
         1.0295
         1.0256
         1.0336
         1.0309
         1.0258
         1.0122
         1.0122
         1.0137
         1.0133
         1.0168
         1.0098
         1.0072
         1.0009
         1.0019
         0.9882
         0.9747
         0.9707
         0.9711
         0.9765
         0.9894
         0.9832
         0.9815
         0.9855
         0.9942
         0.9854
         0.9875
         0.9783
         0.9815
         0.9863
         0.9878
         0.9839
         0.9877
         1.0038
         1.0036
         0.9920
         0.9749
         0.9709
         0.9642
         0.9727
         0.9656
         0.9586
         0.9586
         0.9584
         0.9610
         0.9669
         0.9637
         0.9642
         0.9686
         0.9669
         0.9696
         0.9721
         0.9728
         0.9615
         0.9610
         0.9715
         0.9779
         0.9672
         0.9605
         0.9514
         0.9613

3/00     0.9553
         0.9553
         0.9596
         0.9625
         0.9584
         0.9553
         0.9627
         0.9592
         0.9590
         0.9524
         0.9622
         0.9527
         0.9453
         0.9402
         0.9374
         0.9385
         0.9380
         0.9208
         0.9235
         0.9099
         0.9119
         0.9158
         0.9100
         0.8948
         0.8895
         0.8970
         0.8977
         0.9075
         0.9068
         0.9016
         0.9197
         0.9112
         0.9003
         0.8959
         0.8946
         0.8975
         0.9031
         0.9071
         0.9044
         0.9115
         0.9309
         0.9266
         0.9301
         0.9380
         0.9312
         0.9463
         0.9479
         0.9548
         0.9622
         0.9560
         0.9536
         0.9538
         0.9596
         0.9579
         0.9547
         0.9650
         0.9567
         0.9548
         0.9442
         0.9355
         0.9359
         0.9369
         0.9459
         0.9401
         0.9520

6/00     0.9525
         0.9502
         0.9513
         0.9525
         0.9507
         0.9484
         0.9553
         0.9527
         0.9424
         0.9372
         0.9385
         0.9366
         0.9248
         0.9246
         0.9331
         0.9369
         0.9337
         0.9385
         0.9428
         0.9317
         0.9230
         0.9266
         0.9147
         0.9136
         0.9061
         0.9083
         0.9071
         0.9022
         0.9006
         0.9083
         0.9026
         0.9056
         0.9135
         0.9161
         0.9162
         0.9064
         0.9017
         0.8964
         0.9017
         0.9021
         0.9021
         0.9002
         0.8921
         0.8940
         0.8878
         0.8997
         0.8978
         0.8903
         0.8702
         0.8713
         0.8672
         0.8577
         0.8640
         0.8594
         0.8644
         0.8543
         0.8537
         0.8509
         0.8493
         0.8599
         0.8766
         0.8745
         0.8828
         0.8834
         0.8791
         0.8827
         0.8772
         0.8757
         0.8735
         0.8692
         0.8684
         0.8686
         0.8716
         0.8683
         0.8629
         0.8560
         0.8499
         0.8544
         0.8389
         0.8435
         0.8420
         0.8354
         0.8359
         0.8272
         0.8303
         0.8405
         0.8411

10/00    0.8489

Chart shows the euro-the common currency of 11 countries in Continental Europe-has declined steadily in value versus the U.S. dollar since its January 1, 1999, launch.


     * Pharmaceuticals Sanofi-Synthelabo, Aventis, AstraZeneca Group, and biotech company Celltech Group were among your portfolio's leading performers. Healthy sales growth and cost-cutting pushed Sanofi and Aventis higher. AstraZeneca climbed as new drugs with encouraging prospects were approved or launched. Celltech's results were above expectations, raising confidence in its already-launched drugs, strong U.S. corporate partners, and a pipeline with many late-stage drugs.

     * Economic Review for Europe European indicators point to gently slowing economic growth. Euro zone GDP grew 3.7% in the second quarter year-over-year. Regional business surveys and industrial production peaked around June, then eased but remained at healthy levels. Unemployment across the region continued to fall. Oil price strength and euro weakness lifted euro zone year-over-year inflation to 2.8% by September (1.4% excluding oil). Given its 2.0% inflation target, the European Central Bank raised interest rates half a percentage point in two steps, to 4.75%.

     The U.K. economy weakened, in part because the strength of sterling relative to the depressed euro caused difficulty for exporters. U.K. inflation remained below the Bank of England's target, and GDP rose in the third quarter. The euro and sterling both fell 7% over the six months. The decline of sterling was a welcome correction from a high level, but the euro's decline caused concern as the currency was already depressed. Factors contributing to euro weakness included the sharp increase of corporate acquisitions in the U.S. and-until recently-surprisingly strong U.S. economic growth and stock market strength. In mid-September, the European Central Bank intervened in currency markets in concert with the U.S. Federal Reserve and other G7 central banks.

     Progress with structural reforms continued. The German parliament's final approval of significant business tax cuts-expected to stimulate business and improve shareholder returns-was a major achievement. Germany's action spurred France and other euro zone countries to announce similar tax cuts so they would remain attractive to businesses that might otherwise relocate to countries with lower taxes. Germany later pressed ahead with proposals for important pension reforms that would further reduce the cost burden on businesses.

     Industry Diversification
     ---------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                             10/31/00
     ---------------------------------------------------------------------------

     Services                                                    29.8%

     Finance                                                     21.3

     Capital Equipment                                           18.6

     Consumer Goods                                              14.5

     Energy                                                       6.7

     Materials                                                    1.8

     Multi-industry                                               1.7

     Reserves                                                     5.6

     Net Assets                                                 100.0%
     ---------------------------------------------------------------------------


     Japan

     International concerns about technology component demand, sales by foreign investors and banks, and bankruptcies of major businesses hurt Japan's stock market. Weakness was broadly based, and only a few cyclical and defensive sectors rose. Banks, pharmaceuticals, and consumer goods declined moderately, but telecom and technology stocks fell more sharply. As a result of the controversy surrounding Bridgestone's Firestone tires, the stock and its sector suffered. Your fund had only a small position in Bridgestone, which we sold shortly after the initial allegations were revealed.

     * Banks The bankruptcies of major companies depressed bank stocks to multiyear lows. As fears diminished and investors continued to avoid telecom and technology stocks, the banking sector recovered somewhat. The banks resisted some requests for debt forgiveness and the government refused to rescue a major retailer. Despite these signs of progress, Japan needs to show a greater willingness to let insolvent businesses collapse rather than prop them up with subsidies. Banks continued their sales of cross-holdings in one another's shares and in other Japanese companies. The announced merger of Daichi Kangyo, IBJ, and Fuji Bank proceeded with the stock market listing of the newly formed holding company for the merged group, Mizuho Holdings.

     * Technology and Consumer Electronics Hardware component makers were hurt by concerns about slackening demand for mobile telecom parts, PCs, and semiconductors. Suppliers including Kyocera, Murata Manufacturing, Toshiba, and NEC announced better-than-expected results and raised their forecasts, but fears about future earnings caused their stocks to fall over the six-month period. However, they outperformed the overall market over 12 months. Canon, benefiting from its success in gaining market share as its competitors struggled, outperformed the general market during the recent six months and turned in excellent results for the fiscal year. Consumer electronics giant Matsushita Electric Industrial, known for its Panasonic brand, performed strongly, but Sony fell sharply. Parts shortages forced Sony to halve the size of its eagerly awaited PlayStation 2 launch in the U.S., and the firm's quarterly results disappointed investors.

     * Telecoms Following increased pressure from the U.S., the government reduced the interconnection rates that the government-controlled Nippon Telegraph & Telephone (NTT), one of our larger holdings, charges other companies. Concerns that this will increase competition and reduce NTT's revenues spurred the company to expand its international interests and acquire U.S. Web host Verio. In October, the government sold over $11 billion worth of its shares in NTT, reducing its stake to 46%. This put pressure on NTT's share price, although over the longer term reduced government control should open the door for more rigorous management that could enhance shareholder value. NTT's mobile subsidiary, NTT DoCoMo, outstripped forecasts as the number of its Internet subscribers climbed to 12 million. NTT DoCoMo also expanded abroad, buying stakes in Dutch and U.K. mobile telecom operators, signing a strategic alliance with AOL, and acquiring control of AOL's Japanese subsidiary. The prospect of further share issuance hurt NTT DoCoMo's recent performance, although the stock performed well relative to the general market over the year.

     * Economic Review for Japan While Japan is no longer technically in a recession, pockets of economic strength are limited to major manufacturers. The confidence of large manufacturing firms has been better than that of nonmanufacturing and smaller firms. Capital expenditure was also heavily skewed toward the large manufacturers. Second-quarter GDP was higher than anticipated, and industrial production was solid in the third quarter. However, consumers remained reluctant to spend as corporate restructuring and rising bankruptcies kept unemployment above historic levels. Perceiving the economy to be stable enough to withstand a slight interest rate increase, The Bank of Japan ended its zero-interest-rate policy and raised rates to 0.25%. Yet, the continuing fragility of the economic recovery led the government to announce an economic stimulus package amounting to $100 billion. The measure has been criticized since Japan's debt is already 130% of GDP and fiscal spending is only a short-term fix that postpones painful, but essential, structural changes. Moody's downgraded Japanese government debt, reflecting the rating agency's concern about the country's increasing indebtedness.


     Far  East

     Strong oil prices and slowing global growth hurt markets across the Pacific. High levels of stock issuance planned for the coming quarters also dampened regional performance. Local problems added to the pressure on South Korea, Taiwan, and to a lesser extent India. Economic data and company results were mostly equal to or above expectations. However, other negative factors prevented telecom, media, and technology stocks from maintaining earlier peaks. Over the six-month period, banks rose as concerns about U.S. interest rate hikes subsided.

     * Telecom and Media Telecom stocks China Mobile (Hong Kong) and China Unicom, registered in Hong Kong but providing services across China, both reported better-than-expected results, and their subscriber numbers continued to climb sharply. The advent of mobile telecom services, marketed in ways that are affordable to the Chinese population, has opened vast markets. Hong Kong-based Internet company Pacific Century CyberWorks acquired Hong Kong's largest telecom and formed a joint venture with Australian telecom Telstra. Conglomerate Hutchison Whampoa and its parent, Cheung Kong Holdings, reported robust earnings. Hutchison's telecom interests include stakes in Vodafone Group, Voicestream, and China Unicom, as well as shared interests in several 3G licenses in Europe.

     * Technology Technology stocks including Samsung Electronics and Taiwan Semiconductor Manufact-uring (TSMC) struggled due to indications of slower demand for mobile handset components, weak PC sales, and falling semiconductorprices. Following earlier shortages, manufacturers over-ordered components, but demand failed to meet expectations and prices fell. Despite strong results from Samsung and TSMC, negative sentiment about the outlook drove share prices lower.

     * Economic Review for the Far East Economic growth and industrial production in smaller countries moderated but remained strong. In Hong Kong and China, a strong recovery took hold. The U.S. Senate's vote to grant China normal trade status removed a major hurdle in China's path to join the World Trade Organization. The government of Singapore took steps to reduce its control of business and put pressure on local companies to restructure and become globally competitive. In South Korea, the government and banks appeared to take a firmer line with debt-laden companies but failed to follow through. In Taiwan, political infighting and the poor health of the banks created uncertainty. The government stepped in with an economic stimulus package and raised the possibility of allowing foreigners to invest in or acquire Taiwanese banks.


     Latin America

     Mexican and Brazilian markets performed better than most international markets, largely because of the lack of technology stocks. The clear victory of opposition candidate Vicente Fox in Mexico's presidential election also helped. Mexico's banks and Brazil's energy companies performed strongly. The Mexican government promoted banking reforms, and the acquisition of Mexican banks by foreign banks fostered confidence in Mexico's banking system. Brazil's leading energy group, Petroleo Brasileiro (Petrobras), capped off a buoyant six months by announcing a significant oil discovery. Strong oil prices, a successful listing on the New York Stock Exchange, and the Brazilian government's steps to remove limits on energy prices contributed to Petrobras's rise over the six months.

     Mexico's dominant telecom, Telefonos de Mexico (Telmex), split its business into mobile and fixed-line divisions. The good news was balanced by a government decision to cut fixed-line rates that Telmex can charge and to increase competition in the industry. The Brazilian telecom sector struggled because the government announced auctions for a significant number of next-generation mobile spectrum licenses in the first quarter of 2001.

     * Economic Review for Latin America Mexico's fiscal prudence, progress with banking reforms, and strong exports fostered better growth, lower inflation, and a firm currency. Close ties to the booming U.S. economy and higher oil prices were other reasons for the country's prosperity. There have been concerns that the vigorous economy would suffer if the U.S. economy slowed and oil prices returned to previous levels, but banking system improvements, fiscal reforms, and other fundamental changes may enable Mexico to avoid a boom-bust scenario. In Brazil, economic recovery remained on track. During the period, the central bank cut interest rates from 18.5% to 16.5% and the government passed additional reforms.


INVESTMENT OUTLOOK

     In Europe, increasing management focus on returns and fiscal reforms should aid earnings growth. The backdrop for stocks should also improve as interest rates and oil prices peak, and the undervalued euro begins to recover. In Japan, the economic environment is more challenging, but valuations are moving toward the bottom of their recent ranges. Although it is difficult to see a short-term catalyst for the Japanese stock market, the downside appears limited. Elsewhere in Asia, further market liberalization, structural reforms,and improved corporate governance are essential if the region's superior long-term economic growth is to translate into strong stock market performance. The recent period of greater political stability and economic health bode well for Mexico and Brazil.

     Internationally, economies have been slowing, but we expect them to improve by the second half of 2001. Technology sector earnings growth is likely to ease from recent peaks but should remain significantly above that of other sectors. Due to the short-term uncertainty about economic growth, oil prices, technology trends, and the direction of the euro, markets could continue to be weak or volatile. However, we expect these factors to mitigate in coming months and remain cautiously optimistic about the prospects for the fund in the year ahead.


Respectfully submitted,


John R. Ford
President, T. Rowe Price International Funds, Inc.
November 24, 2000


Portfolio Highlights

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
                                                                  Percent of
                                                                  Net Assets
     Company                                     Country            10/31/00
------------------------------------------------------------------------------

      Vodafone Group                           United Kingdom          3.0%

     Nokia                                     Finland                 2.2

     Royal Bank of Scotland Group              United Kingdom          2.0

     Glaxo Wellcome                            United Kingdom          2.0

     TotalFinaElf                              France                  1.6

     Shell Transport & Trading                 United Kingdom          1.6

     Sony                                      Japan                   1.6

     Vivendi                                   France                  1.6

     Reed International                        United Kingdom          1.4

     Philips Electronics                       Netherlands             1.4

     LM Ericsson                               Sweden                  1.4

     ING Groep                                 Netherlands             1.4

     Canon                                     Japan                   1.3

     Banca Intesa                              Italy                   1.2

     Cable & Wireless                          United Kingdom          1.2

     Nestle                                    Switzerland             1.2

     Granada Compass                           United Kingdom          1.2

     SmithKline Beecham                        United Kingdom          1.2

     Aventis                                   France                  1.2

     Matsushita Electric
     Industrial                                Japan                   1.1

     AXA                                       France                  1.1

     VNU                                       Netherlands             1.1

     Kyocera                                   Japan                   1.1

     Nippon Telegraph &
     Telephone                                 Japan                   1.0

     Securitas                                 Sweden                  1.0

     Total                                                             36.1%

Note: Table excludes reserves


Security Classification

Percent                                                               Market
of Net                                                  Cost           Value
10/31/00                               Assets           (000)           (000)
--------------------------------------------------------------------------------

Common Stocks                          93.1%      $2,273,511      $2,922,604

Preferred Stocks                        1.3           35,938          42,301

Short-Term Investments                  0.8           23,287          23,287

Total Investments                      95.2        2,332,736       2,988,192

Other Assets Less
Liabilities                             4.8          149,594         149,594

Net Assets                            100.0%      $2,482,330      $3,137,786
--------------------------------------------------------------------------------

Summary of Investments and Cash
--------------------------------------------------------------------------------

October 31, 2000

                                                                      Percent of
                              Equities            Cash        Total    MSCI EAFE
--------------------------------------------------------------------------------
Europe
--------------------------------------------------------------------------------

  Austria                        --           --           --            0.2%

  Belgium                         0.8%        --            0.8%         0.8

  Denmark                         0.1         --            0.1          0.9

  Finland                         2.2         --            2.2          2.6

  France                         12.0         --           12.0         11.2

  Germany                         3.8         --            3.8          8.6

  Ireland                         0.3         --            0.3          0.4

  Italy                           5.7         --            5.7          4.5

  Netherlands                     6.4         --            6.4          5.5

  Norway                          0.2         --            0.2          0.4

  Portugal                        0.1         --            0.1          0.5

  Spain                           2.7         --            2.7          2.9

  Sweden                          3.6         --            3.6          2.9

  Switzerland                     3.7         --            3.7          6.1

  United Kingdom                 22.0         --           22.0         21.4

Total Europe                     63.6%        --           63.6%        68.9%
--------------------------------------------------------------------------------

Pacific Basin
--------------------------------------------------------------------------------

  Australia                       1.6%        --            1.6%         2.6%

  Hong Kong                       2.7         --            2.7          2.0

  India                           0.7         --            0.7         --

  Japan                          18.4         --           18.4         25.4

  New Zealand                     0.1         --            0.1          0.1

  Singapore                       0.9         --            0.9          1.0

  South Korea                     0.7         --            0.7         --

  Taiwan                          0.6         --            0.6         --

Total Pacific Basin              25.7%        --           25.7%        31.1%
--------------------------------------------------------------------------------

Americas
--------------------------------------------------------------------------------

  Argentina                      --           --           --           --

  Brazil                          1.6%        --            1.6%        --

  Canada                          1.3         --            1.3         --

  Chile                          --           --           --           --

  Mexico                          2.0         --            2.0         --

  Panama                         --           --           --           --

  Peru                           --           --           --           --

  United States                   0.2          0.8%         1.0         --

  Venezuela                      --           --           --           --

Total Americas                    5.1%         0.8%         5.9%         0.0%
--------------------------------------------------------------------------------

  Other Assets Less Liabilities  --            4.8          4.8         --
--------------------------------------------------------------------------------

TOTAL                            94.4%         5.6%       100.0%       100.0%*
--------------------------------------------------------------------------------

* Total may not add to 100.0% due to rounding.
--------------------------------------------------------------------------------

Foreign Equity Fund
10/31/00

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                               Foreign Equity
                                         Fund       MSCI EAFE         Lipper

10/31/90                                   10             10              10
10/91                                   10.98         10.731          10.842
10/92                                  10.623          9.347          10.307
10/93                                  14.271         12.887          13.762
10/94                                  15.977         14.225           15.36
10/95                                   16.08         14.216          15.444
10/96                                  18.408         15.751          17.328
10/97                                  19.935         16.526          19.433
10/98                                  21.461          18.17          20.457
10/99                                  25.921         22.416          24.878
10/00                                  26.557         21.819          24.902


Total Return Performance
--------------------------------------------------------------------------------
                            1       3  Calendar       1      3        5       10
Periods Ended           Month  Months     Year-    Year  Years*   Years*   Years
10/31/00                               to-Date
--------------------------------------------------------------------------------

Foreign Equity Fund    -4.01%  -8.15%  -15.07%    2.45%  10.03%   10.56%  10.26%

S&P 500 Index          -0.42    0.18    -1.81     6.09   17.60    21.67   19.44

MSCI EAFE Index        -2.34   -6.25   -13.71    -2.66    9.70     8.95    8.11

Lipper International   -3.75   -7.71   -14.8      2.70    9.96     9.33    9.30

FT-A Euro Pacific Ind  -2.81   -5.82   -14.46    -3.75    9.58     8.51    7.67

* Average annual compound total return. This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights

Foreign Equity Fund

                           For a share outstanding throughout each period
--------------------------------------------------------------------------------
                           Year
                           Ended
                           10/31/00  10/31/99  10/31/98    10/31/97   10/31/96

NET ASSET VALUE

--------------------------------------------------------------------------------
Beginning of period      $  20.08   $  17.03   $  16.51   $  15.62   $  13.99
--------------------------------------------------------------------------------

Investment activities
  Net investment income
     (loss)                  0.13       0.21       0.28       0.21       0.21
  Net realized and
  unrealized gain (loss)     0.46       3.26       0.93       1.07       1.78

  Total from
  investment activities      0.59       3.47       1.21       1.28       1.99

Distributions
  Net investment income     (0.17)     (0.29)     (0.21)     (0.22)     (0.18)
  Net realized gain         (1.34)     (0.13)     (0.48)     (0.17)     (0.18)

Total distributions         (1.51)     (0.42)     (0.69)     (0.39)     (0.36)

NET ASSET VALUE
End of period            $  19.16   $  20.08   $  17.03   $  16.51   $  15.62
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------

Total return(diamond)        2.45%     20.79%      7.65%      8.30%     14.48%
Ratio of total expenses
to average net assets        0.74%      0.74%      0.74%      0.75%
                                                                         0.76%

Ratio of net investment
income (loss) to average
net assets                   0.57%      1.08%      1.58%      1.40%      1.67%

Portfolio turnover rate      39.7%      18.2%      18.6%      15.9%
                                                                         13.8%

Net assets, end of period
(in millions)            $  3,138   $  3,361   $  3,204   $  3,160   $  2,322

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Portfolio of Investments
--------------------------------------------------------------------------------

Foreign Equity Fund

October 31, 2000

                                                      Shares        Value
--------------------------------------------------------------------------------
                                                         In thousands

AUSTRALIA  1.6%

Common Stocks  1.0%

Brambles Industries                                  314,500      $ 8,154

Commonwealth Bank
  of Australia                                       337,691        5,026

Publishing & Broadcasting                            1,156,904      7,898

Telstra                                              2,712,098      8,851

                                                                   29,929

Preferred Stocks  0.6%

News Corporation                                     2,243,362     20,117

                                                                   20,117

Total Australia (Cost $44,525)                                     50,046


BELGIUM  0.8%

Common Stocks  0.8%

Dexia (EUR)                                           62,381        9,375

Fortis B (EUR)                                       376,198       11,525

Societe Europeenne des Satellites
  (Class A) (EUR)                                     16,676        2,222

UCB (EUR)                                             40,015        1,426

Total Belgium (Cost $14,776)                                       24,548


BRAZIL  1.6%

Common Stocks  0.9%

Embratel Participacoes
  ADR (USD)                                          151,000        2,444

Petrol Brasileiro (Petrobas)
  ADR (USD) *                                        143,400        4,168

Telebras ADR (USD)                                   233,052       17,071

Unibanco GDR (USD)                                   114,158        2,883

                                                                   26,566


Preferred Stocks  0.7%

Petrol Brasileiro (Petrobas)                         772,060       20,468

Telesp Cellular Participacoes
  ADR (USD)                                          145,075,041    1,716

                                                                   22,184

Total Brazil (Cost $45,282)                                        48,750


CANADA  1.3%

Common Stocks  1.3%

Alcan Aluminum                                       125,100        3,935

Celestica (USD) *                                    347,936       25,008

Nortel Networks (USD)                                 49,900        2,271

Nortel Networks                                      139,580        6,314

Royal Bank of Canada                                 108,420      $ 3,428

Total Canada (Cost $23,164)                                        40,956


DENMARK  0.1%

Common Stocks  0.1%
Tele Danmark                                          40,850        1,933

Total Denmark (Cost $1,523)                                         1,933


FINLAND  2.2%

Common Stocks  2.2%
Nokia (EUR)                                          1,701,564     70,017

Total Finland (Cost $8,593)                                        70,017


FRANCE  12.0%

Common Stocks  12.0%
Alcatel (EUR)                                        482,715       29,453

Altran Technologies (EUR)                             28,150        5,755

Aventis (EUR)                                        435,086       31,383

Aventis
  (DAX Exchange) (EUR)                                67,709        4,855

AXA (EUR)                                            269,411       35,665

BNP Paribas (EUR)                                    342,770       29,553

Bouygues (EUR)                                       117,960        6,006

Canal Plus (EUR)                                      18,190        2,632

Cap Gemini (EUR)                                      55,160        8,800

Compagnie
  de St. Gobain (EUR)                                 70,046        9,267

Groupe Danone (EUR)                                   37,240        5,208

Hermes International (EUR)                            44,320        5,980

L'Oreal (EUR)                                         51,620        3,942

Lafarge (EUR)                                         19,550        1,443

Legrand (EUR)                                         65,339       10,535

LVMH (EUR)                                            52,665        3,844

Sanofi-Synthelabo (EUR)                              441,140       23,210

Schneider Electric (EUR)                              59,878        3,900

Societe Generale (EUR)                               100,724        5,718

Societe Television
  Francaise 1 (EUR)                                  483,560       26,386

Sodexho Alliance (EUR)                                26,110        4,088

STMicroelectronics (EUR)                             326,989       16,496

TotalFinaElf (Class B) (EUR)                         360,914       51,637

Vivendi (EUR)                                        695,154       49,965

Total France (Cost $253,311)                                      375,721


GERMANY  3.8%

Common Stocks  3.8%

Allianz (EUR)                                         52,210      $17,702

Bayer (EUR)                                          104,824        4,550

Bayerische Vereinsbank (EUR)                         336,014       18,449

Deutsche Bank (EUR)                                  335,427       27,462

Deutsche Telekom (EUR)                                80,762        3,033

E.On (EUR)                                           143,236        7,279

Gehe (EUR)                                           162,214        5,905

Rhoen-Klinikum (EUR)                                  61,502        3,353

SAP (EUR)                                            151,740       24,968

Siemens (EUR)                                         38,751        4,934

Total Germany (Cost $91,406)                                      117,635


HONG KONG  2.7%

Common Stocks  2.7%

Cheung Kong Holdings                                 1,665,670     18,421

China Mobile (Hong Kong) *                           4,046,130     25,940

China Unicom *                                       1,472,000      2,954

Dao Heng Bank Group                                  1,265,500      6,393

Henderson Land Development                           570,050        2,456

Hutchison Whampoa                                    1,738,626     21,624

Pacific Century CyberWorks *                         7,036,327      5,413

Total Hong Kong (Cost $53,629)                                     83,201


INDIA  0.7%

Common Stocks  0.7%

Global Tele-Systems*                                 380,060        8,553

Hindustan Lever                                      1,856,000      7,064

ICICI                                                1,750,000      2,798

ICICI ADR (USD)                                      439,970        4,152

Total India (Cost $35,034)                                         22,567


IRELAND  0.3%

Common Stocks  0.3%

SmartForce ADR (USD) *                               212,538       10,667

Total Ireland (Cost $5,377)                                        10,667


ITALY  5.7%

Common Stocks  5.7%

Alleanza Assicurazioni (EUR)                         1,017,000     13,489

Assicurazioni Generali (EUR)                         109,000        3,584

Banca Intesa (EUR)                                   9,059,848     37,595

Bipop-Carire (EUR)                                   1,641,300    $12,981

ENI (EUR)                                            2,744,532     14,859

Mediaset (EUR)                                       260,000        3,762

Mediolanum (EUR)                                     803,845       11,781

Olivetti (EUR)                                       5,029,268     15,236

San Paolo IMI (EUR)                                  140,006        2,269

Tecnost (EUR) *                                      1,608,000      5,417

Telecom Italia (EUR)                                 820,244        9,501

Telecom Italia
  Mobile (EUR)                                       2,987,256     25,401

UniCredito Italiano (EUR)                            4,375,719     22,280

Total Italy (Cost $126,161)                                       178,155


JAPAN  18.4%

Common Stocks  18.4%

Canon                                                1,003,000     39,802

DDI                                                      588        2,759

East Japan Railway                                       708        4,068

Fanuc                                                129,900       11,667

Fuji Television                                        1,501       16,507

Fujitsu                                              679,000       12,097

Furukawa Electric *                                  247,000        6,497

Hitachi                                              449,000        4,814

Ito-Yokado                                           113,000        5,106

Kao                                                  203,000        6,084

Kokuyo                                               315,000        4,850

Kyocera                                              255,000       33,185

Makita                                               404,000        2,944

Marui                                                629,000        9,281

Matsushita Communication
  Industrial                                          41,000        5,373

Matsushita Electric Industrial                     1,230,000       35,734

Mitsui Fudosan                                     1,128,000       13,667

Mizuho Holdings *                                      3,925       30,180

Murata Manufacturing                                 263,100       31,491

NEC                                                1,528,000       29,127

Nippon Telegraph
  & Telephone                                          3,559       32,389

Nomura Securities                                  1,208,000       25,629

NTT DoCoMo                                               984       24,258

Sankyo                                               401,000        8,838

Seven-Eleven Japan                                   212,000       13,795

Shin-Etsu Chemical                                   242,000        9,936

Shiseido                                             370,000        4,781

Softbank                                              89,400      $ 5,367

Sony                                                 628,600       50,235

Sumitomo                                             922,000        8,112

Sumitomo Bank                                      1,854,000       22,513

TDK                                                   99,000        9,980

Tokyo Electron                                       159,700       12,499

Toshiba                                            3,338,000       23,861

Yamanouchi Pharmaceutical                            458,000       20,735

Total Japan (Cost $471,703)                                       578,161


MEXICO  2.0%

Common Stocks  2.0%

Femsa UBD, Units
  (Represents 1 Series
  B and 4 Series D shares)                         2,164,690        8,240

Grupo Iusacell ADR (USD) *                           266,000        3,458

Grupo Televisa GDR (USD) *                           493,362       26,703

Telefonos de Mexico (Telmex)
(Class L) ADR (USD)                                  474,328       25,584

Total Mexico (Cost $51,421)                                        63,985


NETHERLANDS  6.4%

Common Stocks  6.4%

ABN Amro Holding (EUR)                               160,699        3,723

Akzo Nobel (EUR)                                      29,831        1,358

ASM Lithography (EUR) *                              630,150       17,224

CSM (EUR)                                            178,928        4,084

Equant (EUR) *                                        49,010        1,641

Fortis (EUR)                                         535,444       16,358

ING Groep (EUR)                                      632,695       43,446

KPN (EUR)                                            145,016        2,937

Philips Electronics (EUR)                          1,120,434       44,032

Royal Dutch Petroleum (EUR)                          349,538       20,731

United Pan-Europe
  Communications (EUR) *                              69,987        1,226

VNU (EUR)                                            707,650       33,328

Wolters Kluwer (EUR)                                 429,090        9,657

Total Netherlands (Cost $146,811)                    199,745


NEW ZEALAND  0.1%

Common Stocks  0.1%

Telecom Corporation
  of New Zealand                                    1,656,592       3,666

Total New Zealand (Cost $7,359)                        3,666



NORWAY  0.2%

Common Stocks  0.2%

Orkla (Class A)                                      418,395      $ 7,553

Total Norway (Cost $4,737)                                          7,553


PORTUGAL  0.1%

Common Stocks  0.1%

Jeronimo Martins (EUR)                               250,281        2,413

Total Portugal (Cost $2,051)                           2,413


SINGAPORE  0.9%

Common Stocks  0.9%

DSB Group Holdings                                   294,000        3,465

Flextronics (USD) *                                  174,200        6,614

Singapore Telecommunications                       2,223,000        3,683

United Overseas Bank                               2,121,560       15,704

Total Singapore (Cost $27,413)                                     29,466


SOUTH KOREA  0.7%

Common Stocks  0.7%

Korea Telecom ADR (USD)                              278,000       10,251

Pohang Iron & Steel ADR (USD)                         98,572        1,559

Samsung Electronics                                   81,583       10,220

Total South Korea (Cost $21,272)                                   22,030


SPAIN  2.7%

Common Stocks  2.7%

Banco Bilbao Vizcaya
  Argentaria (EUR)                                 1,611,523       21,470

Banco Santander Central
  Hispano (EUR)                                    1,964,384       19,037

Empresa Nacional de
  Electricidad (EUR)                                 899,108       14,649

Repsol (EUR)                                         438,521        6,966

Telefonica (EUR) *                                   856,914       16,340

Telefonica ADR (USD) *                               129,700        7,515

Total Spain (Cost $70,740)                            85,977


SWEDEN  3.6%

Common Stocks  3.6%

Atlas Copco (Class B)                                 88,352        1,826

Electrolux (Class B)                                 376,305        4,745

Hennes & Mauritz (Class B)                           566,320       10,598

LM Ericsson (Class B) *                            3,299,610      $43,919

Nordic Baltic Holding *                            2,286,278       17,160

Nordic Baltic Holding (DKK)                          352,167        2,651

Sandvik                                               58,670        1,295

Securitas (Class B)                                1,513,135       32,254

Total Sweden (Cost $99,946)                          114,448


SWITZERLAND  3.7%

Common Stocks  3.7%

ABB                                                   93,947        8,349

ABB (SEK)                                             72,100        6,407

Adecco                                                21,673       14,986

Credit Suisse Group                                   67,555       12,665

Nestle                                                17,643       36,560

Roche Holding *                                        1,437       13,126

UBS                                                  178,214       24,686

Total Switzerland (Cost $75,708)                     116,779


TAIWAN  0.6%

Common Stocks  0.6%

Hon Hai Precision                                  1,365,100        7,143

Taiwan Semiconductor
  Manufacturing *                                  4,026,988       12,218

Total Taiwan (Cost $20,519)                                        19,361


UNITED KINGDOM  22.0%

Common Stocks  22.0%

Abbey National                                       424,100        5,889

AstraZeneca Group                                    561,307       26,420

Autonomy Corporation *                                43,000        2,196

Baltimore Technologies *                             338,647        2,604

BG Group                                             409,600        1,652

BP Amoco                                           1,497,304       12,698

British Telecom                                    1,052,000       12,349

Cable & Wireless                                   2,605,500       36,935

Cadbury Schweppes                                  1,618,378       10,044

Celltech Group *                                     466,000        9,385

Centrica                                             869,710        3,013

David S. Smith Holdings                              532,185        1,174

Diageo                                             1,702,924       16,080

Dimension Data *                                     303,000        2,651

Electrocomponents                                    510,640        5,127

GKN                                                  117,700      $ 1,364

Glaxo Wellcome                                     2,164,700       62,346

Granada Compass *                                  4,209,250       36,461

Granada Media *                                      274,103        1,607

Hays                                               2,313,000       12,627

Hilton Group                                         646,940        1,800

HSBC Holdings (HKD)                                  471,600        6,561

Kingfisher                                         1,370,977        8,235

Lattice Group *                                      409,600          871

Marconi                                            1,460,000       18,483

Reckitt Benckiser                                    120,000        1,580

Reed International                                 4,918,691       45,247

Rio Tinto                                          1,116,060       18,056

Royal Bank of Scotland Group                       2,824,599       63,401

Shell Transport & Trading                          6,275,400       50,534

SmithKline Beecham                                 2,812,880       36,324

Standard Chartered                                 1,047,000       15,115

Tesco                                              3,199,504       12,209

Tomkins                                            2,849,256        6,832

Unilever                                           1,416,946        9,596

United News & Media                                  536,510        6,681

Vodafone Group                                    22,568,087       94,306

WPP Group                                          2,322,000       31,282

Total United Kingdom (Cost $601,731)                              689,735


UNITED STATES  1.0%

Common Stocks  0.2%

Comverse Technology *                                 66,145        7,390

Total United States (Cost $5,257)                                   7,390


SHORT-TERM INVESTMENTS  0.8%

Money Market Funds  0.8%

Reserve Investment Fund
  6.68% #                                            23,287,540    23,287

Total Short-Term Investments
(Cost $23,287)                                                     23,287


Total Investments in Securities

95.2% of Net Assets (Cost $2,332,736)                          $2,988,192

Other Assets Less Liabilities                                     149,594

NET ASSETS                                                     $3,137,786


   *  Non-income producing
   #  Seven-day yield
 ADR  American depository receipt
 DKK  Danish krone
 EUR  Euro
 GDR  Global depository receipt
 HKD  Hong Kong dollar
 SEK  Swedish krona
 USD  U.S. dollar



The accompanying notes are an integral part of these financial statements.



Statement of Assets and Liabilities

Foreign Equity Fund
October 31, 2000
In thousands

Assets

Investments in securities, at value (cost $2,332,736)             $2,988,192

Other assets                                                         179,834

Total assets                                                       3,168,026


Liabilities

Total liabilities                                                     30,240

NET ASSETS                                                        $3,137,786
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions          $   17,766

Accumulated net realized gain/loss - net of distributions            227,415

Net unrealized gain (loss)                                           652,695

Paid-in-capital applicable to 163,747,380 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                    2,239,910

NET ASSETS                                                        $3,137,786
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    19.16
                                                                  ----------


The accompanying notes are an integral part of these financial statements.


Statement of Operations
Foreign Equity Fund
In thousands

                                                                        Year
                                                                       Ended
                                                                    10/31/00

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $5,257)                       $   41,076

  Interest (net of foreign taxes of $32)                               6,175

  Total income                                                        47,251

Expenses

  Investment management                                               25,279

  Custody and accounting                                               1,128

  Registration                                                            48

  Shareholder servicing                                                   34

  Legal and audit                                                         34

  Directors                                                                9

  Prospectus and shareholder reports                                       3

  Miscellaneous                                                           17

  Total expenses                                                      26,552

  Expenses paid indirectly                                                (2)

  Net expenses                                                        26,550

Net investment income (loss)                                          20,701

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                         281,812

Foreign currency transactions                                        (14,767)

  Net realized gain (loss)                                           267,045

Change in net unrealized gain or loss
  Securities                                                        (171,371)

  Other assets and liabilities
  denominated in foreign currencies                                   (2,320)

  Change in net unrealized gain or loss                             (173,691)

Net realized and unrealized gain (loss)                               93,354

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  114,055
                                                                  ----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
Foreign Equity Fund
In thousands

                                                         Year
                                                        Ended
                                                     10/31/00     10/31/99

Increase (Decrease) in Net Assets

Operations

     Net investment income (loss)                  $   20,701   $   35,439

     Net realized gain (loss)                         267,045      254,287

     Change in net unrealized gain or loss           (173,691)     328,965

     Increase (decrease) in net assets from
     operations                                       114,055      618,691

Distributions to shareholders

     Net investment income                            (28,399)     (53,955)

     Net realized gain                               (223,838)     (24,187)

     Decrease in net assets from
     distributions                                   (252,237)     (78,142)

Capital share transactions *

     Shares sold                                      605,925      534,332

     Distributions reinvested                         198,990       58,440

     Shares redeemed                                 (889,767)    (976,185)

     Increase (decrease) in net assets
     from capital share transactions                  (84,852)    (383,413)

Net Assets

     Increase (decrease) during period               (223,034)     157,136

     Beginning of period                            3,360,820    3,203,684

     End of period                                 $3,137,786   $3,360,820
                                                   ------------------------
*Share information

     Shares sold                                       28,248       28,737

     Distributions reinvested                           9,716        3,394

     Shares redeemed                                  (41,613)     (52,874)

     Increase (decrease) in shares
     outstanding                                       (3,649)     (20,743)


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Foreign Equity Fund
October 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Foreign Equity Fund (the fund), a diversified, open-end management investment company, is the sole portfolio established by the corporation, and commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation   Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation   Assets and liabilities denominated in foreign
     currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,364,427,000 and $1,741,475,000, respectively, for the year ended October 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                            $(1,782,000)
Undistributed net realized gain                                (29,882,000)
Paid-in-capital                                                 31,664,000


     At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,332,736,000. Net unrealized gain aggregated $655,456,000 at period-end, of which $814,549,000 related to appreciated investments and $159,093,000 to depreciated investments.


NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,864,000 was payable at October 31, 2000. The fee is computed daily and paid monthly, and is equal to 0.70% of average daily net assets.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $134,000 for the year ended October 31, 2000, of which $12,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 2000, totaled $5,021,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $83,092,000 with certain affiliates of the manager and paid commissions of $105,000 related thereto.


Report of Independent Accountants

To the Board of Directors of Institutional International Funds, Inc. and Shareholders of Foreign Equity Fund

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Fund (the portfolio comprising Institutional International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.




     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     November 17, 2000


Foreign Equity Fund



Tax Information (Unaudited) for the Tax Year Ended 10/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

*    $612,000 from short-term capital gains,

* $253,109,000 from long-term capital gains, subject to the 20% rate gains category.

The fund will pass through foreign source income of $32,105,000 and foreign taxes paid of $5,289,000.


Foreign Equity Fund

Annual Meeting Results

The T. Rowe Price Foreign Equity Fund held an annual meeting on October 25, 2000, to approve a new investment management agreement, to amend the fund's fundamental policy to permit it to engage in securities lending, to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as the fund's independent accountants.

The results of voting were as follows, by number of shares:

For approval of a new investment management agreement:

  Affirmative:        94,404,326.715
  Against:             1,012,673.609
  Abstain:               388,323.499

  Total:              95,805,323.823

To amend the fund's fundamental policy to permit it to engage in securities lending:

  Affirmative:        90,509,297.951
  Against:             3,646,676.049
  Abstain:               367,750.824
  Broker Non-votes:    1,281,598.999

  Total:              95,805,323.823

For nominees to the Board of Directors of the Foreign Equity Fund:

M. David Testa

  Affirmative:        94,431,263.605
  Withhold:            1,374,060.218

  Total:              95,805,323.823

Martin G. Wade

  Affirmative:        94,431,263.605
  Withhold:            1,374,060.218

  Total:              95,805,323.823

Anthony W. Deering

  Affirmative:        94,431,263.605
  Withhold:            1,374,060.218

  Total:              95,805,323.823

Donald W. Dick, Jr.

  Affirmative:        94,431,263.605
  Withhold:            1,374,060.218

  Total:              95,805,323.823

Paul M. Wythes

  Affirmative:        94,431,263.605
  Withhold:            1,374,060.218

  Total:              95,805,323.823

To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants:

  Affirmative:        94,428,749.657
  Against:               734,777.607
  Abstain:               641,796.559

  Total:              95,805,323.823